UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022 (November 2, 2022)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the by-laws of Wolverine World Wide, Inc. (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted Amended and Restated By-Laws of the Company (the by-laws, as so amended and restated, the “Amended and Restated By-Laws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•Enhance the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including to require additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders and to address matters relating to Rule 14a-19 under the Exchange Act;
•Modify the manner in which a contested election is determined to exist for purposes of the voting standard for the election of directors;
•Authorize the Board to designate any business day as the date of the annual meeting of stockholders;
•Clarify the powers of the Board and the Chair of the Board to postpone, reschedule or cancel previously scheduled stockholder meetings;
•Clarify the powers of the Board and the presiding person of a stockholder meeting to regulate conduct at such meeting;
•Establish the Delaware Court of Chancery (or, if such Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) as the exclusive forum for certain actions, including certain stockholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;
•Permit special meetings of the Board to be called on less than 24 hours’ notice if deemed necessary or appropriate;
•Expressly contemplate stockholder meetings held solely by means of remote communication;
•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to reflect recent amendments to the DGCL; and
•Make various other updates, including ministerial and conforming changes.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		3.1	Amended and Restated By-Laws of Wolverine World Wide, Inc., effective as of November 2, 2022.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2022	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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